(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report
September 30, 2002


CMA Treasury Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA Treasury Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


www.mlim.ml.com


To Our Shareholders:

For the six months ended September 30, 2002, CMA Treasury Fund paid shareholders a net annualized yield dividend of 1.38%.* As of September 30, 2002, the Fund's 7-day yield was 1.29%.

The average portfolio maturity for CMA Treasury Fund at September
30, 2002 was 53 days, compared to 49 days at March 31, 2002.

Economic Environment
By September 30, 2002, the U.S. economy appeared to be on track for growth of roughly 3%, as second quarter growth seemed to have moderated significantly following robust gains in the first quarter of 2002. The final revision for second quarter gross domestic product (GDP) growth was 1.3%, but growth in the third quarter is expected to be in excess of 4%. The U.S. consumer supported GDP growth during the first half of the year, but this trend may be showing signs of strain. In August 2002, equity markets recovered some of their steep losses incurred during July, but that trend has most recently begun to reverse, posing a continued threat to consumer confidence. A pullback in spending over the next few months could heighten speculation that we might see a double-dip recession. However, triggered by lower interest rates, the housing market remains robust as housing starts, new home sales and the Mortgage Refinance Index have all continued to grow at above-average levels. Signs of an improving economy are in place, even though equity markets are still under stress.

The effect of economic data has been muted in light of other events that have been of greater importance to the market. The short end of the U.S. Treasury market has been subject to a safe-haven trade over the past few months. The accumulation of evidence revealing a widespread misuse of accounting rules on the part of corporations has taken a toll in the corporate bond and equity markets. In addition, the ongoing U.S. conflict with Iraq, the threat of war between India and Pakistan and the continuing threat of terrorism in the United States have tended to cause a crisis of confidence with investors. Lack of job growth, the erosion of the value of the U.S. dollar and the increase in the price of gold are all worrisome factors to the Federal Open Market Committee. Of significant note is that while the Federal Reserve Board kept its policy on hold at the September 24, 2002 meeting, there were two votes for an easing of monetary policy. The dissenting votes came from Federal Reserve Board Governor Edward Gramlich and Dallas Federal Reserve Bank President Robert McTeer. Since that meeting, investors have priced in at least a 25 basis point (.25%) reduction in interest rates.

Investment Strategy
During the six-month period ended September 30, 2002, our investment strategy became more conservative with regard to duration. As the period commenced, the Federal Reserve Board ended its easing cycle, and it appeared that a tightening cycle might begin before year end. As such, we maintained an average life ranging from a high of 62 days to a low of 47 days. Initially, our investment strategy included buying the one-month and six-month - 18-month sectors of the yield curve, which allowed us to take advantage of higher interest rates. By July 2002, the front end of the yield curve flattened, leaving only one-month bills looking attractive. Higher market volatilities allowed us to trade the two-year sector for additional yield and, therefore, we focused on a barbell investment strategy. We continued this strategy throughout the remainder of the period.

Looking ahead, we believe the Federal Reserve Board will continue to tilt its risk assessment toward economic weakness until next year. The door has presently been opened to the possibility that the Federal Reserve Board could lower interest rates in the interim if the economic climate does not improve. We plan to continue with the current strategy of buying shorter bills and longer securities when opportunities present themselves.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Cindy V. Macaulay)
Cindy V. Macaulay
Portfolio Manager



October 24, 2002



*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



CMA Treasury Fund
Schedule of Investments as of September 30, 2002   (in Thousands)
                  Face     Interest    Maturity
Issue            Amount      Rate        Date            Value

                U.S. Government Obligations*--101.5%
U.S. Treasury   $120,561     1.665%     10/03/2002    $ 120,545
Bills             15,699     1.685      10/03/2002       15,697
                  14,583     1.69       10/03/2002       14,581
                   5,000     1.98       10/03/2002        4,999
                  51,203     1.67       10/10/2002       51,180
                  88,000     1.69       10/10/2002       87,961
                  66,000     1.965      10/10/2002       65,971
                  40,000     1.975      10/10/2002       39,982
                  47,000     1.66       10/17/2002       46,965
                 142,387     1.67       10/17/2002      142,280
                  61,000     1.675      10/17/2002       60,955
                  30,000     1.945      10/17/2002       29,978
                  25,000     1.95       10/17/2002       24,981
                  47,000     1.62       10/24/2002       46,949
                  70,000     1.625      10/24/2002       69,924
                  78,000     1.645      10/24/2002       77,915
                   2,329     1.666      10/24/2002        2,327
                  40,000     1.61       10/31/2002       39,946
                  12,000     1.88       11/21/2002       11,974
                  25,000     1.89       11/21/2002       24,945
                  47,000     1.605      12/05/2002       46,868
                  15,000     1.85       12/05/2002       14,958
                  15,000     1.86       12/05/2002       14,958
                  50,000     1.645      12/12/2002       49,845
                   4,389     1.601      12/19/2002        4,374
                  47,000     1.615      12/19/2002       46,840


CMA Treasury Fund
Schedule of Investments as of September 30, 2002   (in Thousands)
                  Face     Interest    Maturity
Issue            Amount      Rate        Date            Value

             U.S. Government Obligations* (concluded)
U.S. Treasury  $  25,000     1.765%     12/19/2002   $   24,915
Bills              3,359     1.557      12/26/2002        3,347
(concluded)       35,000     1.57       12/26/2002       34,871
                  25,000     1.61       12/26/2002       24,908
                  28,000     1.615      12/26/2002       27,897
                  24,000     1.55        1/02/2003       23,906
                  15,000     1.67        3/06/2003       14,904
                  20,000     1.625       3/13/2003       19,865

U.S. Treasury     20,000     5.75       10/31/2002       20,064
Notes             15,000     5.125      12/31/2002       15,132
                  25,000     4.75        1/31/2003       25,269
                  10,000     5.50        1/31/2003       10,132
                   5,000     6.25        2/15/2003        5,087
                  11,000     5.50        2/28/2003       11,183
                  10,000     3.25       12/31/2003       10,213
                   7,000     2.875       6/30/2004        7,146
                   5,000     2.25        7/31/2004        5,052
                  11,000     2.125       8/31/2004       11,091

Total U.S. Government Obligations
(Cost--$1,452,059)                                    1,452,880

Total Investments
(Cost--$1,452,059)--101.5%                            1,452,880

Liabilities in Excess of Other Assets--(1.5)%           (22,087)
                                                     ----------
Net Assets--100.0%                                   $1,430,793
                                                     ==========

*U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

See Notes to Financial Statements.

CMA Treasury Fund
Statement of Assets and Liabilities as of September 30, 2002
Assets:
Investments, at value (identified cost--$1,452,058,992++)                                                $ 1,452,880,375
Cash                                                                                                               1,604
Interest receivable                                                                                            1,217,281
Prepaid registration fees and other assets                                                                     1,529,540
                                                                                                         ---------------
Total assets                                                                                               1,455,628,800
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                   $    23,905,966
 Investment adviser                                                                             531,749
 Distributor                                                                                    362,828
 Dividends to shareholders                                                                          280       24,800,823
                                                                                        ---------------
Accrued expenses and other liabilities                                                                            35,418
                                                                                                         ---------------
Total liabilities                                                                                             24,836,241
                                                                                                         ---------------
Net Assets                                                                                               $ 1,430,792,559
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized                                                                                        $   142,997,118
Paid-in capital in excess of par                                                                           1,286,974,058
Unrealized appreciation on investments--net                                                                      821,383
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,429,971,175 shares of
beneficial interest outstanding                                                                          $ 1,430,792,559
                                                                                                         ===============


++Cost for Federal income tax purposes was $1,452,058,992. As of September 30, 2002, net unrealized appreciation for Federal income tax purposes amounted to $821,383, of which $821,405 is related to appreciated securities and $22 is related to depreciated securities.

See Notes to Financial Statements.

CMA Treasury Fund
Statement of Operations for the Six Months Ended September 30, 2002
Investment Income:
Interest and amortization of premium and discount earned                                                  $   14,101,120

Expenses:
Investment advisory fees                                                                $     3,128,500
Distribution fees                                                                               891,497
Accounting services                                                                             123,085
Transfer agent fees                                                                              75,721
Professional fees                                                                                39,912
Registration fees                                                                                34,388
Custodian fees                                                                                   22,812
Trustees' fees and expenses                                                                      22,406
Printing and shareholder reports                                                                 15,366
Pricing fees                                                                                      1,900
Other                                                                                            14,386
                                                                                        ---------------
Total expenses                                                                                                 4,369,973
                                                                                                         ---------------
Investment income--net                                                                                         9,731,147
                                                                                                         ---------------
Realized Gain on Investments--Net                                                                                114,845
Change in Unrealized Appreciation on Investments--Net                                                          (386,343)
Total Realized and Unrealized Loss on Investments--Net                                                         (271,498)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     9,459,649
                                                                                                         ===============


See Notes to Financial Statements.

CMA Treasury Fund
Statements of Changes in Net Assets
                                                                                         For the Six          For the
                                                                                         Months Ended        Year Ended
                                                                                        September 30,        March 31,
Increase (Decrease) in Net Assets:                                                           2002               2002
Operations:
Investment income--net                                                                  $     9,731,147  $    34,975,716
Realized gain on investments--net                                                               114,845          365,926
Change in unrealized appreciation on investments--net                                         (386,343)          132,950
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                          9,459,649       35,474,592
                                                                                        ---------------  ---------------
Dividends & Distributions to Shareholders:
Investment income--net                                                                      (9,731,147)     (34,975,716)
Realized gain on investments--net                                                             (114,845)        (365,926)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                             (9,845,992)     (35,341,642)
                                                                                        ---------------  ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                          2,162,487,497    5,842,865,313
Value of shares issued to shareholders in reinvestment of dividends
and distributions                                                                             9,845,208       35,296,212
                                                                                        ---------------  ---------------
                                                                                          2,172,332,705    5,878,161,525
Cost of shares redeemed                                                                 (2,215,157,393)  (5,936,834,078)
                                                                                        ---------------  ---------------
Net decrease in net assets derived from beneficial interest transactions                   (42,824,688)     (58,672,553)
                                                                                        ---------------  ---------------

Net Assets:
Total decreasein net assets                                                                (43,211,031)     (58,539,603)
Beginning of period                                                                       1,474,003,590    1,532,543,193
                                                                                        ---------------  ---------------
End of period                                                                           $ 1,430,792,559  $ 1,474,003,590
                                                                                        ===============  ===============


See Notes to Financial Statements.


CMA Treasury Fund
Financial Highlights
                                                               For the Six
The following per share data and ratios have been derived      Months Ended
from information provided in the financial statements.        September 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                            2002       2002         2001       2000           1999
Per Share Operating Performance:
Net asset value, beginning of period                           $     1.00 $     1.00   $     1.00  $     1.00    $     1.00
                                                               ---------- ----------   ----------  ----------    ----------
Investment income--net                                              .0069      .0248        .0530       .0434         .0438
Realized and unrealized gain (loss) on
investments--net                                                  (.0002)      .0004        .0007       .0004         .0001
                                                               ---------- ----------   ----------  ----------    ----------
Total from investment operations                                    .0067      .0252        .0537       .0438         .0439
                                                               ---------- ----------   ----------  ----------    ----------
Less dividends and distributions:
   Investment income--net                                         (.0069)    (.0248)      (.0530)     (.0434)       (.0438)
   Realized gain on investments--net                              (.0001)    (.0003)      (.0004)     (.0001)       (.0002)
                                                               ---------- ----------   ----------  ----------    ----------
Total dividends and distributions                                 (.0070)    (.0251)      (.0534)     (.0435)       (.0440)
                                                               ---------- ----------   ----------  ----------    ----------
Net asset value, end of period                                 $     1.00 $     1.00   $     1.00  $     1.00    $     1.00
                                                               ========== ==========   ==========  ==========    ==========
Total Investment Return                                            1.38%*      2.48%        5.48%       4.44%         4.50%
                                                               ========== ==========   ==========  ==========    ==========

Ratios to Average Net Assets:
Expenses                                                            .61%*       .61%         .61%        .57%          .58%
                                                               ========== ==========   ==========  ==========    ==========
Investment income and realized gain on
investments--net                                                   1.38%*      2.43%        5.38%       4.38%         4.37%
                                                               ========== ==========   ==========  ==========    ==========

Supplemental Data:
Net assets, end of period (in thousands)                       $1,430,793 $1,474,004   $1,532,543  $2,594,450    $2,455,126
                                                               ========== ==========   ==========  ==========    ==========

*Annualized.

See Notes to Financial Statements.


CMA Treasury Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million; ..425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.


CMA Treasury Fund
Notes to Financial Statements (concluded)

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $14,765 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


CMA Treasury Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Jacqueline Rogers--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*


*For inquiries regarding your CMA account, call 800-CMA-INFO
(800-262-4636).